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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 26, 2002

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                     333-68542                 13-3633241
----------------------------         -------------           -------------------
(STATE OR OTHER JURISDICTION          (COMMISSION             (I.R.S. EMPLOYER
      OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)

      383 Park Avenue
     New York, New York                                            10179
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    (ADDRESS OF PRINCIPAL                                        (ZIP CODE)
     EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000






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Item 5.  Other Events

     1. A distribution was made to the Certificateholders of the CDMC Mortgage-Backed Pass- Through Certificates, Series 2000-8, on August 26, 2002. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated October 1, 2000, between and among Structured Asset Mortgage Investment Inc., as Seller, The Bank of New York, as Trustee, and Cendant Mortgage Corporation, as Master Servicer.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Not applicable

         (b)   Not applicable

         (c)   Exhibits.

               (1) August 26, 2002 - Information on Distribution to
                   Certificateholders

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               STRUCTURED ASSET MORTGAGE
                                               INVESTMENTS INC.


                                               By: /s/ Joseph T. Jurkowski, Jr.
                                               Name:   Joseph T. Jurkowski, Jr.
                                                    ----------------------------
                                               Title:  Vice President

Dated: January 23, 2003

                                  EXHIBIT INDEX



                     Item 601 (a) of        Sequentially
Exhibit              Regulation S-K         Numbered
Number               Exhibit No.            Description                    Page
------               -----------            -----------                    ----
1                    20                     August 26, 2002 -              6
                                            Information on
                                            Distribution to
                                            Certificateholders

                                    EXHIBIT 1